SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.   20549



                                      FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of
                       the Securities and Exchange Act of 1934



                                FEBRUARY 4, 1997
                   Date of Report (Date of earliest event reported)


                       First Merchants Acceptance Corporation
                (Exact name of registrant a specified in its charter)



            Delaware                 0-24686             36-3759045
   (State or other jurisdiction       (Commission       (IRS Employer
        of incorporation)             File Number)    Identification No.)

570 Lake Cook Road, Suite 126, Deerfield, Illinois 60015
(Address of principal executive offices)     (Zip Code)


                                847-948-9300
                        (Registrant's telephone number)
Item 5.  OTHER EVENTS

On February 4, 1997 First Merchants Acceptance Corporation issued a press release announcing its operating results with respect to the Fourth Quarter and year ended 1996. A copy of the press release is attached hereto as
Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit  99.1 Press Release issued by First Merchants Acceptance Corporation on
              February 4, 1997.



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                           SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



FIRST MERCHANTS ACCEPTANCE
CORPORATION





Mitchell C. Kahn
President and Chief Executive Officer

Dated: FEBRUARY 4, 1997



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